Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2978, 333-32481 and 333-60018), and in the
Registration Statement on Form S-3 (No. 333-47719) of CFC International, Inc. of our report dated February 18, 2004 relating to the financial statements which appear in this Form 10-K.






Chicago, Illinois
March 25, 2004